UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2013

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7777

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation
Current Report on Form 8-K

ITEM 2.01.  Completion of Acquisition or Disposition of Assets.

As previously disclosed, on July 13, 2012, Regis Corporation (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Aderans Co., Ltd., a Japanese corporation (“Aderans”). The sale of HC (USA), Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Hair Club”), to Aderans for $163.5 million excluding closing adjustments and transaction fees was completed on April 9, 2013.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information.

The following unaudited pro forma consolidated statements of operations for years ended June 30, 2012, 2011, and 2010 have been prepared to present our results of operations as if the sale of Hair Club had occurred on July 1, 2009.  We have not presented the interim statements of operations for the quarters ended September 30, 2012 and December 31, 2012 as the Hair Club sale qualified as held for sale under ASC 205-20 Discontinued Operations, and was presented as a discontinued operation in our Form 10-Qs for those periods.  The pro forma adjustments are based on factually supportable available information and certain assumptions that management believes are reasonable.

The pro forma effect of the sale on the December 31, 2012 balance sheet as reported in our Form 10-Q for the quarter ended December 31, 2012 would be to increase cash for $163.5 million, excluding closing adjustments and transaction fees, and remove current and long-term assets held for sale of $16.8 and $180.0 million, respectively, and current and long-term liabilities held for sale of $16.5 and $28.8 million, respectively, resulting in an after-tax gain of $12.0 million.  The actual after-tax gain to be recognized by the Company during the three months ended June 30, 2013 will be adjusted by the closing adjustments and transaction fees.

These pro forma Consolidated Statements of Operations do not purport to be indicative of the financial position or results of operations of the Company as of such date or for such periods, nor are they necessarily indicative of future results. In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made. The unaudited pro forma financial statements should be read in conjunction with historical consolidated financial statements of the Company, including the notes thereto, in the Company’s Form 10-K for the year ended June 30, 2012 and Form 10-Q for the quarters ended September 30, 2012 and December 31, 2012.

Item 9.01 Financial Statements and Exhibits (Continued)

REGIS CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars in thousands, expect per share data)

(Unaudited)

	Twelve Months Ended June 30, 2012
	Historical Financial Statement	Pro Forma Adjustment Hair Club	Pro Forma Financial Statement
			(a)
Revenues:
Service	$1,712,703	$68,812	$1,643,891
Product	520,467	80,419	440,048
Royalties and fees	40,609	2,321	38,288
	2,273,779	151,552	2,122,227

Operating expenses:
Cost of service	985,154	42,693	942,461
Cost of product	249,655	28,020	221,635
Site operating expenses	198,725	6,479	192,246
General and administrative	302,572	38,943 (b)	263,629
Rent	340,805	9,036	331,769
Depreciation and amortization	118,071	13,101	104,970
Goodwill impairment	146,110	78,426	67,684
Total operating expenses	2,341,092	216,698	2,124,394

Operating loss	(67,313)	(65,146)	(2,167)

Other income (expense):
Interest expense	(28,245)	—	(28,245)
Interest income and other, net	5,130	32	5,098

(Loss) income from continuing operations before income taxes and equity in (loss) income of affiliated companies	(90,428)	(65,114)	(25,314)

Income taxes	5,279	849 (c)	4,430 (c)
Equity in (loss) income of affiliated companies, net of income taxes	(30,043)	816	(30,859)

Loss from continuing operations	$(115,192)	$(63,449)	$(51,743)

Loss per share from continuing operations:
Basic	$(2.02)	$(1.11)	$(0.91)
Diluted	$(2.02)	$(1.11)	$(0.91)

Weighted average common and common equivalent shares outstanding:
Basic	57,137	57,137	57,137
Diluted	57,137	57,137	57,137

See endnotes.

Item 9.01 Financial Statements and Exhibits (Continued)

REGIS CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars in thousands, expect per share data)

(Unaudited)

	Twelve Months Ended June 30, 2011
	Historical Financial Statement	Pro Forma Adjustment Hair Club		Pro Forma Financial Statement
				(a)
Revenues:
Service	$1,762,974	$67,550		$1,695,424
Product	523,194	75,729		447,465
Royalties and fees	39,701	2,409		37,292
	2,325,869	145,688		2,180,181

Operating expenses:
Cost of service	1,012,868	39,129		973,739
Cost of product	249,979	24,788		225,191
Site operating expenses	197,722	4,318		193,404
General and administrative	339,857	37,038		302,819
Rent	342,286	9,227		333,059
Depreciation and amortization	105,109	12,958		92,151
Goodwill impairment	74,100	—		74,100
Total operating expenses	2,321,921	127,458		2,194,463

Operating income (loss)	3,948	18,230		(14,282)

Other income (expense):
Interest expense	(34,388)	(14)		(34,374)
Interest income and other, net	4,811	88		4,723

(Loss) inome from continuing operations before income taxes and equity in income of affiliated companies	(25,629)	18,304		(43,933)

Income taxes	9,496	(6,837	)(c)	16,333 (c)
Equity in income of affiliated companies, net of income taxes	7,228	567		6,661

(Loss) income from continuing operations	$(8,905)	$12,034		$(20,939)

(Loss) income per share from continuing operations:
Basic	$(0.16)	$0.21		$(0.37)
Diluted	$(0.16)	$0.21		$(0.37)

Weighted average common and common equivalent shares outstanding:
Basic	56,704	56,704		56,704
Diluted	56,704	56,704		56,704

See endnotes.

Item 9.01 Financial Statements and Exhibits (Continued)

REGIS CORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(Dollars in thousands, expect per share data)

(Unaudited)

	Twelve Months Ended June 30, 2010
	Historical Financial Statement	Pro Forma Adjustment Hair Club		Pro Forma Financial Statement
				(a)
Revenues:
Service	$1,784,137	$66,325		$1,717,812
Product	534,593	72,978		461,615
Royalties and fees	39,704	2,483		37,221
	2,358,434	141,786		2,216,648

Operating expenses:
Cost of service	1,015,720	37,158		978,562
Cost of product	263,883	21,568		242,315
Site operating expenses	199,338	5,305		194,033
General and administrative	291,991	36,207		255,784
Rent	344,098	9,013		335,085
Depreciation and amortization	108,764	12,198		96,566
Goodwill impairment	35,277	—		35,277
Lease termination costs	2,145	—		2,145
Total operating expenses	2,261,216	121,449		2,139,767

Operating income	97,218	20,337		76,881

Other income (expense):
Interest expense	(54,414)	(26)		(54,388)
Interest income and other, net	10,410	(4)		10,414

Income from continuing operations before income taxes and equity in income of affiliated companies	53,214	20,307		32,907

Income taxes	(25,577)	(7,365	)(c)	(18,212	)(c)
Equity in income of affiliated companies, net of income taxes	11,942	909		11,033

Income from continuing operations	$39,579	$13,851		$25,728

Income per share from continuing:
Basic	$0.71	$0.25		$0.46
Diluted	$0.71	$0.25		$0.46

Weighted average common and common equivalent shares outstanding:
Basic	55,806	55,806		55,806
Diluted	66,753	56,023	(d)	56,023	(d)

See endnotes.

Item 9.01 Financial Statements and Exhibits (Continued)

REGIS CORPORATION

NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

(Unaudited)

(a)         Beginning in the first quarter of fiscal year 2013, the Company reclassified certain salon marketing and advertising expenses that were previously within the cost of service and general and administrative expense to site operating expense. The impact of these reclassifications have been excluded from the Pro Forma Financial Statements.

(b)         $2.5 million of professional fees related to the sale of Hair Club were previously included within our Unallocated Corporate Segment and have been included in the Hair Club Pro Forma Adjustment.

(c)          Income taxes have been allocated to continuing and discontinued operations based on the methodology required by accounting for income tax guidance.

(d)         As a result of the Hair Club Pro Forma Adjustments, the impact of the convertible debt is anti-dilutive to the Pro Forma Financial Statements for the twelve months ended June 30, 2010 and is therefore excluded from the weighted average shares for diluted earnings per share.

Item 9.01 Financial Statements and Exhibits (Continued)

(d) Exhibits.

EXHIBIT NUMBER

99	Regis Corporation News Release dated April 9, 2013

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: April 10, 2013	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary

EXHIBIT INDEX

EXHIBIT NUMBER

99	Regis Corporation News Release dated April 9, 2013